================================================================================
                              FIRST QUARTER REPORT


                                    SELIGMAN
                                    FRONTIER
                                   FUND, INC.

                                December 31, 1996
                                     [LOGO]
================================================================================
                           A Capital Appreciation Fund
                               Established in 1984

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Frontier Fund had a difficult first fiscal quarter. As a result, the Fund's total return based on the net asset value of Class A shares lagged that of the Russell 2000 Growth Index, which measures the performance of small-company growth stocks. Despite the difficult first quarter, Seligman Frontier Fund matched the results of the Russell 2000 Growth Index for the 12 months ended December 31, 1996. The Fund's investment results appear on page 4.

    Driven by the outstanding performance of a small number of the largest stocks, the US equity markets continued their advances in the fourth quarter of 1996, setting successive new highs by recovering quickly from occasional sharp, short-term, setbacks. The small-company market advanced more slowly, led by technology and value stocks, and continued to rebound from its summer lows. While the Fund's electronics holdings improved in this environment due to the strength of technology stocks, the Fund's small-company growth style of investing kept it from fully participating in the market advances.

    On the management side, we added two investment people to the Seligman Small Company Team, which manages the portfolio of the Seligman Frontier Fund. They are: Ted Hillenmeyer and Rick Ruvkun. The new team members provide specialized knowledge in high-growth areas, particularly in trucking, industrials, business services, technology, and media. We believe these additions to your Fund's team will provide added insight to better meet the challenges of investing in the competitive small-company universe.

    Looking ahead, the environment for the US small-company market and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the small-company market and your Fund.

    On a final note, the activity witnessed in the equity markets in 1996 and particularly in the small-company market, where large one-day increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals. It is time, not timing, that counts when it comes to investing.

    A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

    We thank you for your continued interest in Seligman Frontier Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/s/William C. Morris
--------------------------------
William C. Morris
Chairman


                                                  /s/Brian T. Zino
                                                  ------------------------------
                                                     Brian T. Zino
                                                         President

January 31, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, ARSEN MRAKOVCIC
--------------------------------------------------------------------------------

HOW DID SELIGMAN FRONTIER FUND PERFORM IN ITS FIRST FISCAL QUARTER?

|                           |  "Seligman Frontier Fund's results are consistent
|                           |  with its small-company growth style of investing
|                           |  and the markets. The Fund had a total return of
|                           |  -1.33% based on the net asset value of Class A
|         [PHOTO]           |  shares for its first fiscal quarter, which lagged
|                           |  the 0.27% total return of the Russell 2000 Growth
|                           |  Index. However, for the 12 months ended December
|                           |  31, 1996, the Fund's total return of 11.26% based
                               on the net asset value of Class A shares matched
SELIGMAN SMALL COMPANY TEAM:   the total return of the Russell 2000 Growth
(FROM LEFT)RICK RUVKUN,        Index."
LAWRENCE ROSSO, SONIA THOMAS
(ADMINISTRATIVE ASSISTANT),    WHICH ECONOMIC FACTORS INFLUENCED SELIGMAN
BRUCE ZIRMAN, (SEATED) ARSEN   FRONTIER FUND'S PERFORMANCE IN THE FOURTH QUARTER
MRAKOVCIC (PORTFOLIO MANAGER), OF 1996?
TED HILLENMEYER               "The Fund benefited from the continued growth of
                               the economy and the low levels of inflation that
marked the period. Continued strength in corporate profits was another factor driving the equity markets and the Fund's performance."

WHICH MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE QUARTER?
"The equity markets continued to advance in the fourth quarter of 1996, the Fund's first fiscal quarter, though there were several abrupt setbacks. The advances in the large-company indices were due, for the most part, to increases in the prices of a small number of the large-company stocks, which were sought as refuge from the ongoing short-term volatility in the markets. Larger-company stocks generally outperformed smaller issues, thus the Standard & Poor's 500 Composite Stock Price Index (S&P 500) outpaced the Russell 2000 Growth Index in the fourth quarter. The Fund's fourth quarter results were heavily influenced by the size of the companies in the portfolio and by the value-stock orientation of the small-company market."

WHAT WAS YOUR INVESTMENT STRATEGY OVER THE FUND'S FIRST FISCAL QUARTER?
"Our investment strategy continued to focus on earnings growth. The four main criteria used in stock selection were: 1) sales growth greater than 18%;
2) compound annual estimated earnings growth of more than 20%; 3) the presence of surplus cash due to strong earnings; and 4) a management ownership stake of 5% or more, to ensure that corporate goals are in line with shareholder needs. Further, purchases were limited to those companies whose prices were reasonable relative to their projected earnings growth rates, and which had better balance sheets than their competitors. This stock selection discipline proved successful, and, through December, more than three quarters of the stocks in the portfolio reported earnings that were either in line or better than expected.

       "In its first fiscal quarter, the Fund remained widely diversified. As of December 31, the portfolio held 112 stocks covering 24 industries. No industry exceeded a 25% weighting, and no individual stock represented more than 3% of the portfolio. The Fund continued to be heavily invested in business goods and services, electronics, media, and health care. The Fund was overweighted in some of the faster growing areas of the US economy."

================================================================================

--------------------------------------------------------------------------------

WHICH SECTORS MOST AFFECTED THE FUND'S PERFORMANCE IN ITS FIRST QUARTER?
"Health care, consumer goods and services, and energy, which were overweighted in the portfolio throughout the quarter, had very strong results. The health care sector provided the greatest support to the portfolio's performance, and here the Fund's strength depended on purchasing only those companies with strong cash flows. Among the strongest performers were Protein Design Labs, Sybron International, and Watson Pharmaceuticals. The consumer goods and services area also did very well, benefiting from a strong economy and solid corporate profits. Performing stocks included Barefoot, a lawn care provider, and Carriage Services, a provider of funeral services. The energy sector also improved, seeing dramatic price appreciation due to increased demand. Stocks such as CalEnergy, an independent power producer, and Pogo Producing, an oil and gas producer, had outstanding returns.

       "Other sectors in the portfolio had mixed results. The business goods and services sector, in which the Fund has substantial holdings, depreciated in the quarter. We expect that the performance of the business goods and services stocks held in the portfolio will improve, as the companies have strong financials and good long-term growth prospects. The Fund's communications and electronics stocks also suffered losses in the fourth quarter of 1996. However, these companies still have strong fundamentals, and we expect that their stock valuations should improve. Finally, due to its relative underweighting in financial issues, the Fund did not fully participate in the appreciation seen in this sector in the December quarter."

WHAT IS THE OVERALL OUTLOOK?
"Seligman Frontier Fund's portfolio is well positioned in relation to the small-company market for 1997, as the stocks in the portfolio have both higher projected earnings growth and a lower average price-to-earnings ratio (P/E ratio) than the overall Russell 2000 Index, which measures the performance of both growth and value small-company stocks. The Fund also compares favorably to large-company indices such as the S&P 500, having a similar P/E ratio but more than four times the expected earnings growth for 1997. We believe that share price appreciation in the equity markets is linked to earnings growth, and that our disciplined investment approach should support the Fund's long-term performance."

================================================================================
SELIGMAN FRONTIER FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996


                                                                                           AVERAGE ANNUAL
                                                                    ---------------------------------------------------------------
                               CLASS B                                                                                   CLASS D
                                SINCE                                                                                     SINCE
                              INCEPTION           THREE             ONE              FIVE                10             INCEPTION
                               4/22/96           MONTHS            YEAR              YEARS              YEARS            5/3/93
                              -------          ----------         -------           -------            ------            ------
CLASS A
With Sales Charge                n/a             (6.03)%            5.98%            17.78%            15.60%              n/a
Without Sales Charge             n/a             (1.33)            11.26             18.92             16.15               n/a

CLASS B
With 5% CDSL                   (4.66)%           (6.14)              n/a               n/a               n/a               n/a
Without CDSL                    0.04             (1.52)              n/a               n/a               n/a               n/a

CLASS D
With 1% CDSL                     n/a             (2.38)             9.44               n/a               n/a               n/a
Without CDSL                     n/a             (1.45)            10.44               n/a               n/a             21.68%

RUSSELL 2000 GROWTH INDEX**    (2.29)+            0.27             11.26             11.69             10.88             15.49++




NET ASSET VALUE
                      DECEMBER 31, 1996          SEPTEMBER 30, 1996
                    --------------------        ---------------------
CLASS A                    $14.29                      $15.38
CLASS B                     13.67                       14.78
CLASS D                     13.67                       14.77

CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED DECEMBER 31, 1996
                                            CAPITAL GAIN
                      ---------------------------------------------------------
                        PAID                   REALIZED           UNREALIZEDo
                      ---------             --------------       --------------
CLASS A                $0.870                   $0.050               $1.423
CLASS B                 0.870                    0.050                1.423
CLASS D                 0.870                    0.050                1.423

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by the shareholders.

--------------------------------------------------------------------------------
      * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
        Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
     ** The Russell 2000 Growth Index is an unmanaged index that assumes investment of dividends. The Russell 2000 Growth Index does not reflect fees and sales charges. Investors may not invest directly in an index.
      + From April 30, 1996.
     ++ From April 30, 1993.
      o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN FRONTIER FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
ADDITIONS                                      INCREASE         12/31/96
------------                                  -----------     -------------
AccuStaff ...............................        290,000         700,000
ADVO ....................................        600,000         600,000
Carson (Class A) ........................        345,000         345,000
Dendrite International ..................        300,000         300,000
Education Management ....................        310,000         310,000
Educational Medical .....................        605,000         605,000
Electronics for Imaging .................        200,000         200,000
Gucci Group .............................        150,000         150,000
Memtec (ADRs) ...........................        175,000         475,000
Suburban Ostomy Supply ..................        400,000         400,000

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         12/31/96
--------------                                -----------     -------------
BISYS Group .............................        220,000              --
Corporate Express .......................        330,000              --
HFS .....................................        112,600         100,000
Inter-Tel ...............................        433,000              --
Minerals Technologies ...................        250,000              --
Rural/Metro .............................        202,300              --
Sanmina .................................        130,000         100,000
Sealed Air ..............................        215,000              --
Wolverine Tube ..........................        150,000              --
Zilog ...................................        300,000              --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1996

SECURITY                                                         VALUE
-----------                                                   -----------
Watson Pharmaceuticals ..................................     $26,962,500
CalEnergy ...............................................      23,537,500
Scherer (R.P.) ..........................................      16,934,250
Electronics for Imaging .................................      16,375,000
DST Systems .............................................      16,158,125
Memtec (ADRs) ...........................................      15,467,188
AccuStaff ...............................................      14,787,500
Ceridian ................................................      14,175,000
Sybron International ....................................      14,025,000
Avondale Industries .....................................      13,934,375

FEDERAL TAX STATUS OF 1996
GAIN DISTRIBUTION FOR
TAXABLE ACCOUNTS

A distribution of $0.870 per share, consisting of $0.589 from net long-term and $0.281 from net short-term gain realized on investments from November 1995 to October 1996, was paid on November 22, 1996, to Class A, B, and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

    If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $14.03 for Class A shares, and $13.43 for Class B and D shares.

    A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
--------------------------------------------------------------------------------

                                                 SHARES            VALUE
                                                --------          -------

COMMON STOCKS  95.3%
ADVERTISING  1.4%
ADVO .........................................   600,000        $  8,400,000
Heritage Media (Class A)* ....................   336,000           3,780,000
                                                                ------------
                                                                  12,180,000
                                                                ------------
AEROSPACE AND
  DEFENSE  1.6%
Avondale Industries* .........................   650,000          13,934,375
                                                                ------------
BUSINESS GOODS AND
  SERVICES  18.9%
AccuStaff * ..................................   700,000          14,787,500
American Pad & Paper* ........................   605,100          13,690,387
BDM International* ...........................   175,000           9,428,125
Bell & Howell Holdings* ......................   200,000           4,750,000
Ceridian* ....................................   350,000          14,175,000
Coinmach Laundry .............................   411,400           7,199,500
DST Systems* .................................   515,000          16,158,125
Education Management* ........................   310,000           6,432,500
Fiserv* ......................................   195,000           7,202,813
MetroMail* ...................................   500,000           9,125,000
National Data ................................   300,000          13,050,000
National Processing ..........................   283,200           4,531,200
Nu-Kote Holdings (Class A)* ..................   310,000           3,177,500
OMI* .........................................   600,000           5,250,000
Personnel Group of America* ..................   175,000           4,221,875
TeleSpectrum Worldwide* ......................   390,000           6,142,500
US Office Products* ..........................   335,000          11,369,062
US Xpress Enterprises* .......................   380,000           6,103,750
Wilmar Industries* ...........................   252,000           6,961,500
                                                                ------------
                                                                 163,756,337
                                                                ------------
CAPITAL GOODS  5.2%
Carbide/Graphite Group* ......................   475,000           9,262,500
Fusion Systems* ..............................   110,000           2,365,000
Greenfield Industries ........................   275,000           8,404,687
Oak Industries* ..............................   400,000           9,200,000
UCAR International* ..........................   300,000          11,287,500
Wyman Gordon .................................   200,000           4,437,500
                                                                ------------
                                                                  44,957,187
                                                                ------------
CHEMICALS  0.8%
Polymer Group ................................   540,000           7,492,500
                                                                ------------
COMMUNICATIONS  3.3%
Arch Communications Group* ...................   400,000           3,700,000
CIDCO* .......................................   340,000           5,907,500
Glenayre Technologies* .......................   400,000           8,625,000
Omnipoint* ...................................   475,000           9,114,063
Western Wireless (Class A)* ..................   126,750           1,750,734
                                                                ------------
                                                                  29,097,297
                                                                ------------
COMPUTER SOFTWARE
  AND SERVICES  5.5%
Control Data Systems* ........................   460,000          10,091,250
Dendrite International .......................   300,000           2,512,500
Electronics for Imaging ......................   200,000          16,375,000
HCIA* ........................................   125,000           4,335,938
Mentor Graphics* .............................   525,000           5,151,563
Synopsys* ....................................   200,000           9,200,000
                                                                ------------
                                                                  47,666,251
                                                                ------------
CONSUMER GOODS AND
  SERVICES  4.0%
American Homestar* ...........................   300,000           6,787,500
Barefoot .....................................   290,000           4,585,625
Carriage Services (Class A)* .................   127,500           2,828,906
Carson (Class A)* ............................   345,000           4,786,875
Gucci Group ..................................   150,000           9,581,250
HFS* .........................................   100,000           5,975,000
                                                                ------------
                                                                  34,545,156
                                                                ------------
DRUGS AND
    HEALTH CARE  17.6%
American Home Patient* .......................   300,000           8,100,000
American Medserve* ...........................   250,000           3,843,750
AmeriSource Health (Class A)* ................   240,500          11,604,125
CompDent* ....................................   320,000          11,360,000
Educational Medical ..........................   605,000           6,806,250
Health Management Associates
    (Class A)* ...............................   500,000          11,250,000
HealthCor Holdings* ..........................   300,000           2,775,000
National Surgery Centers* ....................   315,000          11,891,250
Omnicare .....................................   250,000           8,031,250
Protein Design Labs* .........................   197,000           7,141,250
Renal Care Group .............................   100,000           3,193,750
Scherer (R.P.)* ..............................   337,000          16,934,250
Total Renal Care Holdings* ...................   300,000          10,875,000
Transitional Hospital* .......................   485,000           4,668,125
Vivra* .......................................   250,000           6,906,250
Watson Pharmaceuticals* ......................   600,000          26,962,500
                                                                ------------
                                                                 152,342,750
                                                                ------------

ELECTRONICS  7.5%
Cognex* ......................................   700,000          12,906,250
Credence Systems* ............................   250,000           4,984,375
Electro Scientific Industries* ...............   160,000           4,190,000
International Rectifier* .....................   400,000           6,100,000
Lattice Semiconductor* .......................   290,000          13,303,750
Maxim Integrated Products* ...................   250,000          10,828,125
Sanmina* .....................................   100,000           5,650,000
SCI Systems ..................................    40,100           1,794,475
Vicor* .......................................   300,000           5,006,250
                                                                ------------
                                                                  64,763,225
                                                                ------------
6

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------


                                                   SHARES.           VALUE
                                               --------------       -------
FARM EQUIPMENT  0.6%
AGCO .........................................   185,000        $  5,295,625
                                                                ------------
FINANCIAL SERVICES  6.4%
CMAC Investment ..............................   200,000           7,350,000
Commerce Bancorp .............................   150,000           4,950,000
EVEREN Capital* ..............................    98,000           2,192,750
First Investors Financial
    Services Group* ..........................   150,000           1,134,375
First Savings Bank of
    Washington ...............................   150,000           2,784,375
Flushing Financials* .........................   200,000           3,625,000
GCR Holdings .................................   210,000           4,659,375
Klamath First Bancorp ........................   250,000           3,906,250
Leasing Solutions* ...........................   180,000           4,680,000
PFF Bancorp* .................................   100,000           1,475,000
T. Rowe Price ................................   230,000          10,005,000
Roosevelt Financial Group ....................   300,000           6,262,500
Statewide Financial ..........................   150,000           2,175,000
                                                                ------------
                                                                  55,199,625
                                                                ------------
GAMING  1.1%
GTECH Holdings* ..............................   300,000           9,600,000
                                                                ------------
INDEPENDENT POWER
  PRODUCERS  4.1%
AES* .........................................    75,000           3,487,500
CalEnergy* ...................................   700,000          23,537,500
Calpine* .....................................   432,500           8,650,000
                                                                ------------
                                                                  35,675,000
                                                                ------------
INDUSTRIAL GOODS
    AND SERVICES  1.8%
Memtec (ADRs) ................................   475,000          15,467,188
                                                                ------------
MEDIA AND
    BROADCASTING  4.0%
Argyle Television (Class A)* .................   395,000           9,578,750
Chancellor Broadcasting
    (Class A)* ...............................   225,000           5,315,625
Evergreen Media (Class A)* ...................   337,500           8,395,312
Jacor Communications* ........................   230,000           6,310,625
Paxson Communications
    (Class A)* ...............................   600,000           4,725,000
                                                                ------------
                                                                  34,325,312
                                                                ------------
MEDICAL PRODUCTS
    AND TECHNOLOGY  5.4%
Biacore International (ADRs)* ................   250,000           5,468,750
Dentsply International .......................   290,000          13,793,125
Suburban Ostomy Supply* ......................   400,000           5,475,000
Sybron International* ........................   425,000          14,025,000
Waters* ......................................   275,000           8,353,125
                                                                ------------
                                                                  47,115,000
                                                                ------------

                                                 SHARES. OR
                                                 PRIN. AMT.          VALUE
                                               --------------       -------
METALS  0.2%
NN Ball & Roller .............................   100,000          $1,537,500
                                                                -------------

OIL AND GAS  2.0%
Pogo Producing ...............................   225,000          10,631,250
Santa Fe Energy Resources* ...................   500,000           6,937,500
                                                                ------------
                                                                  17,568,750
                                                                ------------
PLASTICS  0.5%
Spartech .....................................   400,000           4,450,000
                                                                ------------
PUBLISHING  0.4%
World Color Press* ...........................   201,800           3,884,650
                                                                ------------
RESTAURANTS  0.7%
Rare Hospitality International* ..............   300,000           5,700,000
                                                                ------------
RETAIL TRADE  1.8%
Borders Group* ...............................   125,000           4,484,375
Saks Holdings* ...............................   250,000           6,750,000
Stage Stores* ................................   240,000           4,320,000
                                                                ------------
                                                                  15,554,375
                                                                ------------
WASTE DISPOSAL  0.5%
Allied Waste Industries* .....................   500,000           4,593,750
                                                                ------------
TOTAL COMMON STOCKS
   (Cost $738,522,599) .......................                   826,701,853
                                                                ------------
SHORT -TERM
  HOLDINGS  7.9%
First National Bank of Chicago,
    Grand Cayman, Fixed Time
    Deposit 61/4%, 1/2/1997 ...............  $34,000,000          34,000,000
Republic National Bank of New
    York, Grand Cayman, Fixed
    Time Deposit, 63/4%, 1/2/1997 .........   34,261,000          34,261,000
                                                                ------------
TOTAL SHORT -TERM
  HOLDINGS
   (Cost $68,261,000) .....................                       68,261,000
                                                                ------------
TOTAL INVESTMENTS  103.2%
   (Cost $806,783,599) ....................                      894,962,853

OTHER ASSETS LESS
    LIABILITIES  (3.2)% ...................                      (27,398,566)
                                                                ------------
NET ASSETS  100.0% ........................                     $867,564,287
                                                                ============
---------------
* Non-income producing security.

Note: Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                    EQFR3a 12/96